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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                 --------------
                                   FORM 8-K/A
                                 --------------

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report October 29, 1997
               (Date of earliest event reported): August 22, 1997


                              HARBINGER CORPORATION
                (Exact name of Company specified in its charter)


        GEORGIA                           0-26298                58-1817306
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)


     1055 LENOX PARK BOULEVARD, ATLANTA, GEORGIA                   30319
       (Address of principal executive offices)                  (Zip Code)

                                 (404) 467-3000
                (Company's telephone number, including area code)

     This Form 8-K/A amends Registrant's previously filed Form 8-K dated August 22, 1997, which was filed on or about September 2, 1997.

     This document includes the financial statements and pro forma financial information which had been omitted from the previously filed document as permitted by Item 7(a)(4) of Form 8-K.



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                                                         Exhibit Index on Page 4


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. The following financial statements for Acquion, Inc. are attached hereto as Exhibit 99.2:

     Audited:

     -    Independent Auditors' Report
     -    Balance Sheet as of October 31, 1996
     -    Statement of Operations for the year ended October 31, 1996
     -    Statement of Shareholder's Deficit for the year ended October 31, 1996
     -    Statement of Cash Flows for the year ended October 31, 1996
     -    Notes to Financial Statements for the year ended October 31, 1996

     Unaudited:

     -    Balance Sheet as of August 22, 1997
     -    Statements of Operations for the periods ended August 22, 1996 and
          1997
     -    Statements of Cash Flows for the periods ended August 22, 1996 and
          1997

(b) Pro Forma Financial Information. Attached hereto as Exhibit 99.3 is the unaudited pro forma consolidated statement of operations for the year ended December 31, 1996, reflecting the pro forma adjustments for all acquisitions prior to Acquion, including the notes to the unaudited pro forma consolidated statement of operations. Attached hereto as Exhibit
     99.4 is the unaudited pro forma consolidated statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997, reflecting the acquisition of Acquion, including the notes to the unaudited pro forma consolidated statements of operations.

(c)  Exhibits.

     *2.1 Stock Purchase Agreement by and among Harbinger Corporation, Fluor Corporation and FD Engineers and Constructors, Inc., dated August 22, 1997.

    *99.1  Text of Press Release of Harbinger Corporation, dated August 25,
           1997.

     99.2 Audited Financial Statements of Acquion, Inc. as of and for the year ended October 31, 1996 and unaudited financial statements as of August 22, 1997 and for the periods from November 1 through August 22, 1996 and 1997.

     99.3 Unaudited pro forma consolidated statement of operations for the year ended December 31, 1996, reflecting the pro forma adjustments for all acquisitions prior to Acquion, Inc., including the notes to the unaudited pro forma consolidated statement of operations.

     99.4 Unaudited pro forma consolidated statements of operations for the year ended December 31, 1996 and for the nine months ended September 30, 1997, reflecting the acquisition of Acquion, Inc., including the notes to the unaudited pro forma consolidated statements of operations.



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* Previously filed




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARBINGER CORPORATION



                                        /s/ Joel G. Katz
                                        -------------------------------
                                        JOEL G. KATZ
                                        Chief Financial Officer
                                        (Principal Financial Officer;
                                        Principal Accounting Officer)

Date:  October 29, 1997











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                                 EXHIBIT INDEX

  Exhibit                                                          Page No.
-------------                                                      --------
     *2.1        Stock Purchase Agreement by and among
                 Harbinger Corporation, Fluor Corporation and
                 FD Engineers and Constructors, Inc., dated
                 August 22, 1997.

    *99.1        Text of Press Release of Harbinger
                 Corporation, dated August 25, 1997.

     99.2        Audited Financial Statements of Acquion,             5
                 Inc. as of and for the year ended October
                 31, 1996 and unaudited financial statements
                 as of August 22, 1997 and for the periods
                 from November 1 through August 22, 1996 and
                 1997.

     99.3        Unaudited pro forma consolidated statement          21
                 of operations for the year ended December
                 31, 1996, reflecting the pro forma
                 adjustments for all acquisitions prior to
                 Acquion, including the notes to the
                 unaudited pro forma consolidated statement
                 of operations.

     99.4        Unaudited pro forma consolidated statements         28
                 of operations for the year ended December
                 31, 1996 and for the nine months ended
                 September 30, 1997, reflecting the
                 acquisition of Acquion, including the notes
                 to the unaudited pro forma consolidated
                 statements of operations.





----------------
*  Previously filed












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